Supplement to Prospectus
The U.S. Government Fixed Income Securities Portfolio
The U.S. Corporate Fixed Income Securities Portfolio
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
HC Advisors Shares
Dated September 1, 2010 for
HC Capital Trust
The date of this Supplement is October 22, 2010
At a meeting, held on October 22, 2010, the Board of Trustees (the “Board”) for HC Capital Trust (the “Trust”) approved the engagement of Mellon Capital Management Corporation (“Mellon”) and Seix Investment Advisors LLC (“Seix”) as two additional investment advisory organizations (“Proposed Specialist Managers”) to manage portions of the assets of The Fixed Income II Portfolio of the Trust, which is included in a separate prospectus. Before the Proposed Specialist Managers can be appointed, however, shareholders of that Portfolio must approve the engagements. A meeting of the shareholders of The Fixed Income II Portfolio is scheduled to be held on November 30, 2010.
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio: Effective as of, and contingent upon the effectiveness of the Proposed Specialist Managers engagements, the Board approved an amendment to the portfolio management agreement between BlackRock Financial Management, Inc. (“BlackRock”) and the Trust with respect to The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio. The purpose of the amendment is to reduce BlackRock’s subadvisory fee to the Portfolio by applying the fee’s breakpoint to the combined assets managed by BlackRock for both The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio and The Fixed Income II Portfolio.
The U.S. Corporate Fixed Income Securities Portfolio: Effective as of, and contingent upon the effectiveness of the Proposed Specialist Managers engagements, the Board approved an amendment to the portfolio management agreement between Seix and the Trust with respect to The U.S. Corporate Fixed Income Securities Portfolio. The purpose of the amendment is to reduce Seix’s subadvisory fee to the Portfolio by applying the fee’s breakpoint to the combined assets managed by Seix for both The U.S. Corporate Fixed Income Securities Portfolio and The Fixed Income II Portfolio.